Exhibit 99.1

McCloskey’s Coal USA Challenges and Opportunities in Central Appalachia Peter T. Socha Chairman and CEO June 26, 2007

Forward-Looking Statements Certain statements in this presentation, and other written or oral statements made by or on behalf of us, are "forward-looking statements" within the meaning of the federal securities laws. Statements regarding future events and developments and our future performance, as well as management's expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties. These risks and uncertainties include, but are not limited to, the following: changes in the demand for coal by electric utility customers; the loss of one or more of our largest customers; inability to secure new coal supply agreements or to extend existing coal supply agreements at market prices; failure to exploit additional coal reserves, increased capital expenditures; encountering difficult mining conditions; increased compliance costs; bottlenecks or other difficulties in transporting coal to our customers; delays in the development of new mining projects; increased costs of raw materials; lack of availability of financing sources; the effects of litigation, regulation and competition; and the other risks detailed in our reports filed with the Securities and Exchange Commission (SEC). Management believes that these forward-looking statements are reasonable; however, you should not place undue reliance on such statements. These statements are based on current expectations and speak only as of the date of such statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information nor otherwise.

Agenda ● Challenges ● Market Dynamics ● Our Company ● Our Strategy

McCloskey’s Coal USA Challenges and Opportunities in Central Appalachia Peter T. Socha Chairman and CEO June 26, 2007

Challenges 1 Declining Labor Pool 2 Raw Material Inflation 3 New Regulations

Challenges: Declining Labor Pool 15,500 11,800 9,700 1985 1995 2005 Source -Census Bureau -Pike County, KY. School enrollment in Pike County, Kentucky

Challenges:Raw Material Inflation 9 Month Inflation 5% 9% 9% 11% 16% Spare Parts Roof Bolts Concrete Blocks Timber Explosives

Challenges: New Regulations ●Mine Improvement and New Emergency Response (MINER) Act -2006-Air packs-Rescue chambers-Mine rescue teams ● MINER Act -2007 (Proposed)-Ban belt air ventilation systems Emergency Temporary Standard of 2007-Mine seals

Challenges: Seals……The Next Big Challenge ● Interim Rules May, 2007 ● Final Rules February, 2008 ● Significantly More:-Testing-Construction of stronger seals-Outsourcing to contractors

Challenges: Seals……The Next Big Challenge New Seal Construction Type of Seals PSI Cost Old Expected Lightweight Block255,000$ 70%0%Solid Block509,000$ 30%20%Reinforced Solid Concrete12014,000$ 0%70%Extra Reinforced Solid Concrete120+25,000$ 0%10% Immediate Impact on the Entire CAPP Coal Industry

Agenda●Challenges●Market Dynamics●Our Company●Our Strategy

CAPP -2007 An Adjustment Year Industry Dynamics ● End of Section 29 synfuel tax credit Dec. 31, 2007 ● Safety regulations ● Environmental regulations ● Shrinking labor pool Impact on CAPPMarket ● Higher costs ● Lower production ● Shorter contracts ● Much greater price volatility

CAPP Production Declining 199520002005200620072008CAPP Production(Mil. of tons)287232Possible Reductions in Supply 2008-2009Synfuel15 -30Safety10 -20Environmental5 -1030 -60 210(Est)

Agenda●Challenges●Market Dynamics●Our Company●Our Strategy

James River At A Glance Revenues (Union 2006)$565M Coal production (2006)13.1M tons Reserve life26 years Market cap ( as of 06/22/07)$235M free100% Owned by management / directors6%

Our Business Model1. Target Niche Assets “unloved by others”2. Costs Below CAPP Average “do more with less”3. Opportunistically Acquire New Assets

Core Operations in Central Appalachia ● Long history of mining thin coal seams●17 mines-14 underground-3 surface●6 preparation plants●9.8M tons produced in 2006●230 million tons of reserves Kentucky Bell Bledsoe Leeco McCoy Elkhorn Blue Diamond

One of the lowest cost publicly traded coal producers in Central Appalachia Our Business Model at Work We Do More With Less Low Costs $33$36$39$42$4520052006Q1 2007Source : Other publicly traded CAPP coal producers based on company filings Others JRCC Others JRCC Others JRCC Cash cost

Our Business Model at Work Opportunistically Acquire New Assets●3rdlargest producer in Indiana●7 mines-6 surface-1 underground●3.3M tons produced in 2006●Acquired for $75 million in 2005●Valuation metrics-EBITDA Multiple 3.6x-Replacement cost per production ton $21.00-Reserve life5 years Indiana Triad

Our Business Model at Work Opportunistically Acquire New Assets May-05 TodayTriad’s Reserves are Now 12 Years5 Years12 Years

Agenda●Challenges●Market Dynamics●Our Company●Our Strategy

Executing Three-Point Strategy For 2007 Strengthen financial position Continue to reposition the mine portfolio Maintain EBITDA leverage to improved coal pricing 1 2 3

S T R A T E G Y # 1:Strengthen Financial Position ● $135M credit facility through Morgan Stanley and GE Capital-$60M Synthetic Letters of Credit-$40M Term Loan-$35M Revolve r● Advantages-Better covenants-Cash liquidity-Greater revolver capacity Secured New Financing, February, 2007

STRATEGY #2:

Continue to Reposition the Mine Portfolio

Mines opened

- Surface – Bear Branch
- Surface – Gabes Creek
- Highwall – Buckeye
- Highwall – New in June 2007
- Underground – Mine #15
- Underground – Mosley Spur

\+

Mines closed

- Underground - Mine #15A
- Underground - Mine #74
- Higher cost surface contractor

Outcome

- Lower Cost Portfolio
- Expansion in Illinois Basin
- More Surface Mining

Impact of $1 Increase in coal prices Source: Natexis Bleichroeder May 25, 2007S T R A T E G Y # 3:Maintain EBITDA Leverage to Improved Coal Prices$1.0010%Price of Un-Priced CAPP Tons JRCC 2008 EBITDA=

Challenges•Regulation•Inventory•Labor•Raw Materials+SummaryOpportunities•Reduced supply from CAPP•Increased exports•Global infrastructure•Demand at normal levelsA Very Interesting2008

McCloskey’s Coal USAChallenges and Opportunitiesin Central AppalachiaPeter T. SochaChairman and CEO June 26, 2007